UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-02809
Name of Fund:
BlackRock Advantage SMID Cap Fund, Inc.
Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage SMID Cap Fund, Inc., 50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
03/31/2025
Date of reporting period:
03/31/2025
Item 1 — Reports to Stockholders
(a) The Reports to Shareholders are attached herewith

BlackRock Advantage SMID Cap Fund, Inc.
Institutional Shares | MASPX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$47	0.48%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund's Institutional Shares returned (3.26)%.
  For the same period, the Russell 3000® Index returned 7.22% and the Russell 2500TM Index returned (3.11)%.
What contributed to performance?
Insights related to sentiment performed well throughout the period, especially those that gauged sentiment from conference calls. Textual data analysis of analysts' reports was helpful and led to successful positioning around financial stocks. Moreover, sentiment insights focused on social media engagement and mobile app usage also proved additive. Finally, fundamental quality measures driving a preference for founder-led firms were successful in positioning the portfolio within the consumer staples sector.
What detracted from performance?
Performance turned negative during the final quarter of the period, as U.S. trade policy uncertainty, cooling sentiment around the outlook for AI-related spending, and recession fears contributed to weakened equity sentiment and shifting market leadership.
Defensive quality measures focusing on cash flow levels and debt maturity faced headwinds amid shifting market dynamics, particularly in the consumer discretionary sector. Further, traditional valuation insights related to company cash flow, book-to-price and sales-to-enterprise ratios were challenged in navigating market shifts within industrials. Elsewhere, macro-thematic insights focusing on companies with direct capital access as well as insights looking at company invoices at the industry level were unsuccessful within the communication services sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund	(3.26)%	11.98%	7.59%
Russell 3000® Index	7.22	18.18	11.80
Russell 2500TM Index	(3.11)	14.91	7.46
Key Fund statistics
Net Assets	$415,843,168
Number of Portfolio Holdings	557
Net Investment Advisory Fees	$1,235,836
Portfolio Turnover Rate	115%
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
The Fund’s returns shown prior to December 15, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Value Opportunities Fund, Inc.
The Fund’s returns shown for the period between December 15, 2017 and February 8, 2021, are the returns of the Fund when it followed different investment strategies under the name BlackRock Advantage U.S. Total Market Fund, Inc.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector(a)	Percent of Net Assets
Industrials	18.7%
Financials	18.3%
Health Care	13.3%
Consumer Discretionary	12.9%
Information Technology	10.2%
Real Estate	7.6%
Materials	5.5%
Energy	4.2%
Consumer Staples	4.2%
Utilities	2.9%
Communication Services	2.1%
Short-Term Securities	2.1%
Liabilities in Excess of Other Assets	(2.0)%
Ten largest holdings
Security(b)	Percent of Net Assets
Crown Holdings, Inc.	1.3%
First Industrial Realty Trust, Inc.	1.2%
Brixmor Property Group, Inc.	1.1%
Packaging Corp. of America	1.1%
ManpowerGroup, Inc.	1.1%
Flowserve Corp.	1.0%
Unum Group	1.0%
Houlihan Lokey, Inc., Class A	1.0%
ExlService Holdings, Inc.	1.0%
Lamar Advertising Co., Class A	1.0%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage SMID Cap Fund, Inc.
Institutional Shares | MASPX
Annual Shareholder Report — March 31, 2025
MASPX-03/25-AR

BlackRock Advantage SMID Cap Fund, Inc.
Investor A Shares | MDSPX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor A Shares	$72	0.73%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund's Investor A Shares returned (3.49)%.
  For the same period, the Russell 3000® Index returned 7.22% and the Russell 2500TM Index returned (3.11)%.
What contributed to performance?
Insights related to sentiment performed well throughout the period, especially those that gauged sentiment from conference calls. Textual data analysis of analysts' reports was helpful and led to successful positioning around financial stocks. Moreover, sentiment insights focused on social media engagement and mobile app usage also proved additive. Finally, fundamental quality measures driving a preference for founder-led firms were successful in positioning the portfolio within the consumer staples sector.
What detracted from performance?
Performance turned negative during the final quarter of the period, as U.S. trade policy uncertainty, cooling sentiment around the outlook for AI-related spending, and recession fears contributed to weakened equity sentiment and shifting market leadership.
Defensive quality measures focusing on cash flow levels and debt maturity faced headwinds amid shifting market dynamics, particularly in the consumer discretionary sector. Further, traditional valuation insights related to company cash flow, book-to-price and sales-to-enterprise ratios were challenged in navigating market shifts within industrials. Elsewhere, macro-thematic insights focusing on companies with direct capital access as well as insights looking at company invoices at the industry level were unsuccessful within the communication services sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund	(3.49)%	11.70%	7.33%
Investor A Shares (with sales charge)	(8.56)	10.50	6.75
Russell 3000® Index	7.22	18.18	11.80
Russell 2500TM Index	(3.11)	14.91	7.46
Key Fund statistics
Net Assets	$415,843,168
Number of Portfolio Holdings	557
Net Investment Advisory Fees	$1,235,836
Portfolio Turnover Rate	115%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for service fees.
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
The Fund’s returns shown prior to December 15, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Value Opportunities Fund, Inc.
The Fund’s returns shown for the period between December 15, 2017 and February 8, 2021, are the returns of the Fund when it followed different investment strategies under the name BlackRock Advantage U.S. Total Market Fund, Inc.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector(a)	Percent of Net Assets
Industrials	18.7%
Financials	18.3%
Health Care	13.3%
Consumer Discretionary	12.9%
Information Technology	10.2%
Real Estate	7.6%
Materials	5.5%
Energy	4.2%
Consumer Staples	4.2%
Utilities	2.9%
Communication Services	2.1%
Short-Term Securities	2.1%
Liabilities in Excess of Other Assets	(2.0)%
Ten largest holdings
Security(b)	Percent of Net Assets
Crown Holdings, Inc.	1.3%
First Industrial Realty Trust, Inc.	1.2%
Brixmor Property Group, Inc.	1.1%
Packaging Corp. of America	1.1%
ManpowerGroup, Inc.	1.1%
Flowserve Corp.	1.0%
Unum Group	1.0%
Houlihan Lokey, Inc., Class A	1.0%
ExlService Holdings, Inc.	1.0%
Lamar Advertising Co., Class A	1.0%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage SMID Cap Fund, Inc.
Investor A Shares | MDSPX
Annual Shareholder Report — March 31, 2025
MDSPX-03/25-AR

BlackRock Advantage SMID Cap Fund, Inc.
Investor C Shares | MCSPX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor C Shares	$145	1.48%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund's Investor C Shares returned (4.23)%.
  For the same period, the Russell 3000® Index returned 7.22% and the Russell 2500TM Index returned (3.11)%.
What contributed to performance?
Insights related to sentiment performed well throughout the period, especially those that gauged sentiment from conference calls. Textual data analysis of analysts' reports was helpful and led to successful positioning around financial stocks. Moreover, sentiment insights focused on social media engagement and mobile app usage also proved additive. Finally, fundamental quality measures driving a preference for founder-led firms were successful in positioning the portfolio within the consumer staples sector.
What detracted from performance?
Performance turned negative during the final quarter of the period, as U.S. trade policy uncertainty, cooling sentiment around the outlook for AI-related spending, and recession fears contributed to weakened equity sentiment and shifting market leadership.
Defensive quality measures focusing on cash flow levels and debt maturity faced headwinds amid shifting market dynamics, particularly in the consumer discretionary sector. Further, traditional valuation insights related to company cash flow, book-to-price and sales-to-enterprise ratios were challenged in navigating market shifts within industrials. Elsewhere, macro-thematic insights focusing on companies with direct capital access as well as insights looking at company invoices at the industry level were unsuccessful within the communication services sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund	(4.23)%	10.85%	6.67%
Investor C Shares (with sales charge)	(5.16)	10.85	6.67
Russell 3000® Index	7.22	18.18	11.80
Russell 2500TM Index	(3.11)	14.91	7.46
Key Fund statistics
Net Assets	$415,843,168
Number of Portfolio Holdings	557
Net Investment Advisory Fees	$1,235,836
Portfolio Turnover Rate	115%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees.
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
The Fund’s returns shown prior to December 15, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Value Opportunities Fund, Inc.
The Fund’s returns shown for the period between December 15, 2017 and February 8, 2021, are the returns of the Fund when it followed different investment strategies under the name BlackRock Advantage U.S. Total Market Fund, Inc.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector(a)	Percent of Net Assets
Industrials	18.7%
Financials	18.3%
Health Care	13.3%
Consumer Discretionary	12.9%
Information Technology	10.2%
Real Estate	7.6%
Materials	5.5%
Energy	4.2%
Consumer Staples	4.2%
Utilities	2.9%
Communication Services	2.1%
Short-Term Securities	2.1%
Liabilities in Excess of Other Assets	(2.0)%
Ten largest holdings
Security(b)	Percent of Net Assets
Crown Holdings, Inc.	1.3%
First Industrial Realty Trust, Inc.	1.2%
Brixmor Property Group, Inc.	1.1%
Packaging Corp. of America	1.1%
ManpowerGroup, Inc.	1.1%
Flowserve Corp.	1.0%
Unum Group	1.0%
Houlihan Lokey, Inc., Class A	1.0%
ExlService Holdings, Inc.	1.0%
Lamar Advertising Co., Class A	1.0%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage SMID Cap Fund, Inc.
Investor C Shares | MCSPX
Annual Shareholder Report — March 31, 2025
MCSPX-03/25-AR

BlackRock Advantage SMID Cap Fund, Inc.
Class K Shares | MKSPX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K Shares	$42	0.43%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund's Class K Shares returned (3.20)%.
  For the same period, the Russell 3000® Index returned 7.22% and the Russell 2500TM Index returned (3.11)%.
What contributed to performance?
Insights related to sentiment performed well throughout the period, especially those that gauged sentiment from conference calls. Textual data analysis of analysts' reports was helpful and led to successful positioning around financial stocks. Moreover, sentiment insights focused on social media engagement and mobile app usage also proved additive. Finally, fundamental quality measures driving a preference for founder-led firms were successful in positioning the portfolio within the consumer staples sector.
What detracted from performance?
Performance turned negative during the final quarter of the period, as U.S. trade policy uncertainty, cooling sentiment around the outlook for AI-related spending, and recession fears contributed to weakened equity sentiment and shifting market leadership.
Defensive quality measures focusing on cash flow levels and debt maturity faced headwinds amid shifting market dynamics, particularly in the consumer discretionary sector. Further, traditional valuation insights related to company cash flow, book-to-price and sales-to-enterprise ratios were challenged in navigating market shifts within industrials. Elsewhere, macro-thematic insights focusing on companies with direct capital access as well as insights looking at company invoices at the industry level were unsuccessful within the communication services sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund	(3.20)%	12.04%	7.63%
Russell 3000® Index	7.22	18.18	11.80
Russell 2500TM Index	(3.11)	14.91	7.46
Key Fund statistics
Net Assets	$415,843,168
Number of Portfolio Holdings	557
Net Investment Advisory Fees	$1,235,836
Portfolio Turnover Rate	115%
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
The Fund’s returns shown prior to December 15, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Value Opportunities Fund, Inc.
The Fund’s returns shown for the period between December 15, 2017 and February 8, 2021, are the returns of the Fund when it followed different investment strategies under the name BlackRock Advantage U.S. Total Market Fund, Inc.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector(a)	Percent of Net Assets
Industrials	18.7%
Financials	18.3%
Health Care	13.3%
Consumer Discretionary	12.9%
Information Technology	10.2%
Real Estate	7.6%
Materials	5.5%
Energy	4.2%
Consumer Staples	4.2%
Utilities	2.9%
Communication Services	2.1%
Short-Term Securities	2.1%
Liabilities in Excess of Other Assets	(2.0)%
Ten largest holdings
Security(b)	Percent of Net Assets
Crown Holdings, Inc.	1.3%
First Industrial Realty Trust, Inc.	1.2%
Brixmor Property Group, Inc.	1.1%
Packaging Corp. of America	1.1%
ManpowerGroup, Inc.	1.1%
Flowserve Corp.	1.0%
Unum Group	1.0%
Houlihan Lokey, Inc., Class A	1.0%
ExlService Holdings, Inc.	1.0%
Lamar Advertising Co., Class A	1.0%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage SMID Cap Fund, Inc.
Class K Shares | MKSPX
Annual Shareholder Report — March 31, 2025
MKSPX-03/25-AR

BlackRock Advantage SMID Cap Fund, Inc.
Class R Shares | MRSPX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R Shares	$96	0.98%
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund's Class R Shares returned (3.76)%.
  For the same period, the Russell 3000® Index returned 7.22% and the Russell 2500TM Index returned (3.11)%.
What contributed to performance?
Insights related to sentiment performed well throughout the period, especially those that gauged sentiment from conference calls. Textual data analysis of analysts' reports was helpful and led to successful positioning around financial stocks. Moreover, sentiment insights focused on social media engagement and mobile app usage also proved additive. Finally, fundamental quality measures driving a preference for founder-led firms were successful in positioning the portfolio within the consumer staples sector.
What detracted from performance?
Performance turned negative during the final quarter of the period, as U.S. trade policy uncertainty, cooling sentiment around the outlook for AI-related spending, and recession fears contributed to weakened equity sentiment and shifting market leadership.
Defensive quality measures focusing on cash flow levels and debt maturity faced headwinds amid shifting market dynamics, particularly in the consumer discretionary sector. Further, traditional valuation insights related to company cash flow, book-to-price and sales-to-enterprise ratios were challenged in navigating market shifts within industrials. Elsewhere, macro-thematic insights focusing on companies with direct capital access as well as insights looking at company invoices at the industry level were unsuccessful within the communication services sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund	(3.76)%	11.41%	7.05%
Russell 3000® Index	7.22	18.18	11.80
Russell 2500TM Index	(3.11)	14.91	7.46
Key Fund statistics
Net Assets	$415,843,168
Number of Portfolio Holdings	557
Net Investment Advisory Fees	$1,235,836
Portfolio Turnover Rate	115%
Average annual total returns reflect reductions for distribution and service fees.
The Fund has added the Russell 3000® Index in response to new regulatory requirements.
The Fund’s returns shown prior to December 15, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Value Opportunities Fund, Inc.
The Fund’s returns shown for the period between December 15, 2017 and February 8, 2021, are the returns of the Fund when it followed different investment strategies under the name BlackRock Advantage U.S. Total Market Fund, Inc.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector(a)	Percent of Net Assets
Industrials	18.7%
Financials	18.3%
Health Care	13.3%
Consumer Discretionary	12.9%
Information Technology	10.2%
Real Estate	7.6%
Materials	5.5%
Energy	4.2%
Consumer Staples	4.2%
Utilities	2.9%
Communication Services	2.1%
Short-Term Securities	2.1%
Liabilities in Excess of Other Assets	(2.0)%
Ten largest holdings
Security(b)	Percent of Net Assets
Crown Holdings, Inc.	1.3%
First Industrial Realty Trust, Inc.	1.2%
Brixmor Property Group, Inc.	1.1%
Packaging Corp. of America	1.1%
ManpowerGroup, Inc.	1.1%
Flowserve Corp.	1.0%
Unum Group	1.0%
Houlihan Lokey, Inc., Class A	1.0%
ExlService Holdings, Inc.	1.0%
Lamar Advertising Co., Class A	1.0%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage SMID Cap Fund, Inc.
Class R Shares | MRSPX
Annual Shareholder Report — March 31, 2025
MRSPX-03/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Experts – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage SMID Cap Fund, Inc.	$31,365	$31,212	$0	$0	$15,300	$15,288	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels. (e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. (f) Not Applicable (g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage SMID Cap Fund, Inc.	$15,300	$15,695

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

MARCH 31, 2025

2025 Annual Financial Statements and Additional Information

BlackRock Advantage SMID Cap Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	3

Schedule of Investments March 31, 2025	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.3%
Axon Enterprise, Inc.(a)	2,579	$1,356,425
BWX Technologies, Inc.	11,758	1,159,927
Curtiss-Wright Corp.	7,021	2,227,553
Ducommun, Inc.(a)	14,724	854,434
Karman Holdings, Inc.(a)	9,012	301,181
Leonardo DRS, Inc.	11,546	379,632
Mercury Systems, Inc.(a)	6,919	298,140
Moog, Inc., Class A	10,024	1,737,660
Textron, Inc.	950	68,638
Triumph Group, Inc.(a)	2,903	73,562
V2X, Inc.(a)	22,885	1,122,509

		9,579,661

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	11,686	1,196,646
GXO Logistics, Inc.(a)	35,500	1,387,340

		2,583,986

Automobile Components — 0.8%
Adient PLC(a)	67,746	871,214
BorgWarner, Inc.	53,291	1,526,787
Dorman Products, Inc.(a)	1,704	205,400
Gentex Corp.	25,816	601,513
Modine Manufacturing Co.(a)	2,059	158,028
Visteon Corp.(a)	1,337	103,778

		3,466,720

Banks — 5.5%
1st Source Corp.	2,498	149,405
Amalgamated Financial Corp.	21,237	610,564
Axos Financial, Inc.(a)	1,140	73,553
Banc of California, Inc.	60,976	865,249
Bank7 Corp.	5,593	216,673
Bar Harbor Bankshares	4,051	119,505
Camden National Corp.	2,031	82,195
Capital City Bank Group, Inc.	3,490	125,500
Capitol Federal Financial, Inc.	7,149	40,034
Commerce Bancshares, Inc.	8,644	537,916
ConnectOne Bancorp, Inc.	17,617	428,269
Cullen/Frost Bankers, Inc.	5,492	687,598
Dime Community Bancshares, Inc.	2,346	65,406
Enterprise Bancorp, Inc.	1,989	77,432
Enterprise Financial Services Corp.	12,151	652,995
FB Financial Corp.	11,637	539,491
First Bank	21,538	318,978
First Business Financial Services, Inc.	2,408	113,537
First Financial Bankshares, Inc.	2,519	90,482
First Hawaiian, Inc.	5,255	128,432
First Horizon Corp.	128,633	2,498,053
First Internet Bancorp	10,758	288,099
First Northwest Bancorp	4,551	46,238
Flushing Financial Corp.	16,355	207,709
FNB Corp.	43,113	579,870
Hancock Whitney Corp.	22,420	1,175,929
HarborOne Bancorp, Inc.	20,726	214,929
Heritage Commerce Corp.	80,110	762,647
Heritage Financial Corp.	302	7,348
HomeTrust Bancshares, Inc.	7,199	246,782
Horizon Bancorp, Inc.	32,806	494,714
Independent Bank Corp.	66,849	2,058,281
Kearny Financial Corp.	78,938	494,152
Mercantile Bank Corp.	5,313	230,797
Metropolitan Bank Holding Corp.(a)	8,694	486,777

Security	Shares	Value

Banks (continued)
Midland States Bancorp, Inc.	23,457	$401,584
MVB Financial Corp.	1,056	18,290
Nicolet Bankshares, Inc.	1,143	124,541
Northfield Bancorp, Inc.	80,781	881,321
OceanFirst Financial Corp.	80,086	1,362,263
Park National Corp.	336	50,870
Peoples Bancorp, Inc.	950	28,177
Prosperity Bancshares, Inc.	11,722	836,599
Provident Financial Services, Inc.	11,981	205,714
Republic First Bancorp, Inc.(a)	87,118	26
ServisFirst Bancshares, Inc.	3,466	286,292
Shore Bancshares, Inc.	13,565	183,670
Southern First Bancshares, Inc.(a)	1,503	49,479
SouthState Corp.	1,035	96,069
United Bankshares, Inc.	3,530	122,385
Univest Financial Corp.	11,585	328,551
USCB Financial Holdings, Inc., Class A	6,920	128,435
Valley National Bancorp	161,822	1,438,598
Washington Trust Bancorp, Inc.	13,576	418,955
Western New England Bancorp, Inc.	15,110	140,523

		22,817,881

Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A(a)	2,470	589,935
Vita Coco Co., Inc. (The)(a)	2,348	71,966

		661,901

Biotechnology — 5.5%
ACADIA Pharmaceuticals, Inc.(a)	45,649	758,230
Agios Pharmaceuticals, Inc.(a)	1,436	42,075
Akero Therapeutics, Inc.(a)	3,428	138,765
Amicus Therapeutics, Inc.(a)	109,203	891,097
Apellis Pharmaceuticals, Inc.(a)	21,464	469,418
Arcus Biosciences, Inc.(a)	4,472	35,105
BioCryst Pharmaceuticals, Inc.(a)	113,030	847,725
Blueprint Medicines Corp.(a)(b)	11,522	1,019,812
CareDx, Inc.(a)	11,646	206,717
Catalyst Pharmaceuticals, Inc.(a)	38,248	927,514
Celldex Therapeutics, Inc.(a)	6,875	124,781
Cytokinetics, Inc.(a)	8,067	324,213
Day One Biopharmaceuticals, Inc.(a)	39,187	310,753
Denali Therapeutics, Inc.(a)	34,166	464,487
Exact Sciences Corp.(a)	9,903	428,701
Exelixis, Inc.(a)	31,651	1,168,555
Halozyme Therapeutics, Inc.(a)	2,129	135,852
Ideaya Biosciences, Inc.(a)	27,599	452,072
Insmed, Inc.(a)	6,808	519,382
Intellia Therapeutics, Inc.(a)	19,495	138,610
Ionis Pharmaceuticals, Inc.(a)	34,082	1,028,254
Iovance Biotherapeutics, Inc.(a)	30,786	102,517
iTeos Therapeutics, Inc.(a)	22,827	136,277
Kiniksa Pharmaceuticals International PLC(a)	26,178	581,413
Kronos Bio, Inc.(a)	19,287	15,912
Kura Oncology, Inc.(a)	13,803	91,100
Kymera Therapeutics, Inc.(a)	4,447	121,714
MannKind Corp.(a)	8,146	40,974
Metsera, Inc.(a)(b)	5,575	151,752
MiMedx Group, Inc.(a)	46,212	351,211
Myriad Genetics, Inc.(a)	13,829	122,663
Natera, Inc.(a)	13,169	1,862,228
Neurocrine Biosciences, Inc.(a)	9,274	1,025,704
ORIC Pharmaceuticals, Inc.(a)	8,262	46,102
PTC Therapeutics, Inc.(a)	18,645	950,149
REGENXBIO, Inc.(a)	14,900	106,535

4	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Relay Therapeutics, Inc.(a)	39,415	$103,267
Revolution Medicines, Inc.(a)	1,298	45,897
Sarepta Therapeutics, Inc.(a)	10,821	690,596
SQZ Biotechnologies Co.(a)	1,031	29
Syndax Pharmaceuticals, Inc.(a)	18,031	221,511
TG Therapeutics, Inc.(a)	18,998	749,091
Travere Therapeutics, Inc.(a)	17,297	309,962
Ultragenyx Pharmaceutical, Inc.(a)	24,594	890,549
United Therapeutics Corp.(a)	5,383	1,659,417
Vanda Pharmaceuticals, Inc.(a)	138,838	637,266
Vaxcyte, Inc.(a)(b)	3,336	125,967
Veracyte, Inc.(a)	7,285	216,000
Vericel Corp.(a)	5,012	223,636
Verve Therapeutics, Inc.(a)	16,180	73,943
Viking Therapeutics, Inc.(a)	19,387	468,196
Vir Biotechnology, Inc.(a)	11,420	74,002
Voyager Therapeutics, Inc.(a)	8,697	29,396

		22,657,094

Broadline Retail — 0.4%
Etsy, Inc.(a)	26,944	1,271,218
Macy’s, Inc.	21,256	266,975

		1,538,193

Building Products — 1.4%
Advanced Drainage Systems, Inc.	4,160	451,984
Allegion PLC	3,960	516,621
Armstrong World Industries, Inc.	2,359	332,336
AZEK Co., Inc. (The), Class A(a)	5,976	292,167
Caesarstone Ltd.(a)	4,705	11,433
Gibraltar Industries, Inc.(a)	2,983	174,983
Griffon Corp.	12,992	928,928
Owens Corning	6,851	978,460
Zurn Elkay Water Solutions Corp.	60,585	1,998,093

		5,685,005

Capital Markets — 4.7%
Acadian Asset Management, Inc.	7,144	184,744
Evercore, Inc., Class A	3,427	684,440
FactSet Research Systems, Inc.	409	185,948
Federated Hermes, Inc., Class B	4,876	198,794
Houlihan Lokey, Inc., Class A	26,482	4,276,843
Interactive Brokers Group, Inc., Class A	7,189	1,190,426
Invesco Ltd.	102,558	1,555,805
Janus Henderson Group PLC	8,297	299,937
MarketAxess Holdings, Inc.	1,369	296,183
Morningstar, Inc.	5,299	1,589,011
PJT Partners, Inc., Class A	8,261	1,139,027
Robinhood Markets, Inc., Class A(a)	52,211	2,173,022
SEI Investments Co.	48,839	3,791,372
Virtu Financial, Inc., Class A	44,776	1,706,861
XP, Inc., Class A	31,814	437,442

		19,709,855

Chemicals — 1.2%
Axalta Coating Systems Ltd.(a)	10,037	332,927
Balchem Corp.	1,878	311,748
Huntsman Corp.	165,338	2,610,687
Minerals Technologies, Inc.	14,431	917,379
Mosaic Co. (The)	22,090	596,651
Perimeter Solutions, Inc.(a)	11,709	117,910

		4,887,302

Commercial Services & Supplies — 0.5%
ACV Auctions, Inc., Class A(a)	13,280	187,115

Security	Shares	Value

Commercial Services & Supplies (continued)
CoreCivic, Inc.(a)	35,790	$726,179
Tetra Tech, Inc.	33,052	966,771

		1,880,065

Communications Equipment — 0.7%
ADTRAN Holdings, Inc.(a)	5,048	44,019
Calix, Inc.(a)	2,917	103,378
Ciena Corp.(a)	19,786	1,195,668
Juniper Networks, Inc.	23,159	838,124
NETGEAR, Inc.(a)	23,828	582,833

		2,764,022

Construction & Engineering — 2.4%
Comfort Systems U.S.A., Inc.	9,555	3,079,863
EMCOR Group, Inc.	5,133	1,897,311
Fluor Corp.(a)	13,357	478,448
MasTec, Inc.(a)	21,970	2,564,119
Primoris Services Corp.	31,798	1,825,523
Sterling Infrastructure, Inc.(a)	2,550	288,685

		10,133,949

Consumer Finance — 2.3%
Encore Capital Group, Inc.(a)	5,719	196,047
Enova International, Inc.(a)	25,140	2,427,518
EZCORP, Inc., Class A, NVS(a)	119,215	1,754,845
FirstCash Holdings, Inc.	13,114	1,577,877
LendingTree, Inc.(a)	3,353	168,555
OneMain Holdings, Inc.	44,082	2,154,728
Oportun Financial Corp.(a)	32,331	177,497
PRA Group, Inc.(a)	24,581	506,860
Regional Management Corp.	18,004	542,101
Upstart Holdings, Inc.(a)	485	22,325

		9,528,353

Consumer Staples Distribution & Retail — 1.9%
Albertsons Cos., Inc., Class A	64,050	1,408,460
Performance Food Group Co.(a)	24,664	1,939,330
Sprouts Farmers Market, Inc.(a)	18,555	2,832,235
U.S. Foods Holding Corp.(a)	17,511	1,146,270
United Natural Foods, Inc.(a)	20,866	571,520

		7,897,815

Containers & Packaging — 2.4%
Crown Holdings, Inc.	59,576	5,317,754
Packaging Corp. of America	22,615	4,478,222

		9,795,976

Diversified Consumer Services — 2.4%
Bright Horizons Family Solutions, Inc.(a)	29,250	3,715,920
Coursera, Inc.(a)	86,271	574,565
Duolingo, Inc., Class A(a)	4,788	1,486,866
Grand Canyon Education, Inc.(a)	5,204	900,396
H&R Block, Inc.	6,568	360,649
Laureate Education, Inc., Class A(a)	119,427	2,442,282
Strategic Education, Inc.	1,946	163,386
Stride, Inc.(a)	980	123,970

		9,768,034

Diversified REITs — 0.0%
Alexander & Baldwin, Inc.	5,111	88,063

Diversified Telecommunication Services — 0.0%
Liberty Global Ltd., Class A(a)	13,741	158,159

Electric Utilities — 0.4%
TXNM Energy, Inc.	33,025	1,766,177

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) March 31, 2025	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment — 0.9%
Bloom Energy Corp., Class A(a)	4,573	$89,905
EnerSys	6,045	553,601
Generac Holdings, Inc.(a)	12,972	1,642,904
NEXTracker, Inc., Class A(a)	13,270	559,198
nVent Electric PLC	13,798	723,291
Vertiv Holdings Co., Class A	3,227	232,989

		3,801,888

Electronic Equipment, Instruments & Components — 2.1%
Badger Meter, Inc.	3,054	581,023
Coherent Corp.(a)	3,670	238,330
Fabrinet(a)	4,745	937,185
Flex Ltd.(a)	63,031	2,085,065
Insight Enterprises, Inc.(a)	13,376	2,006,266
Itron, Inc.(a)	426	44,628
Methode Electronics, Inc.	42,822	273,204
PC Connection, Inc.	5,054	315,471
Plexus Corp.(a)	1,706	218,590
TD SYNNEX Corp.	9,245	961,110
TTM Technologies, Inc.(a)	52,770	1,082,313

		8,743,185

Energy Equipment & Services — 1.0%
Flowco Holdings, Inc., Class A(a)	8,267	212,048
NOV, Inc.	35,150	534,983
TechnipFMC PLC	87,010	2,757,347
Transocean Ltd.(a)(b)	179,463	568,898

		4,073,276

Entertainment — 0.5%
Lions Gate Entertainment Corp., Class A(a)	15,223	134,724
Lions Gate Entertainment Corp., Class B, NVS(a)	18,009	142,631
Roku, Inc., Class A(a)	28,042	1,975,278

		2,252,633

Financial Services — 1.7%
Affirm Holdings, Inc., Class A(a)(b)	28,956	1,308,522
Essent Group Ltd.	10,705	617,893
Euronet Worldwide, Inc.(a)	8,201	876,277
NMI Holdings, Inc., Class A(a)	7,987	287,931
Pagseguro Digital Ltd., Class A(a)	91,637	699,190
Remitly Global, Inc.(a)	37,271	775,237
TFS Financial Corp.	4,618	57,217
Toast, Inc., Class A(a)	62,185	2,062,676
Velocity Financial, Inc.(a)	8,896	166,444

		6,851,387

Food Products — 0.9%
Cal-Maine Foods, Inc.	6,159	559,853
Darling Ingredients, Inc.(a)	29,036	907,085
Freshpet, Inc.(a)	15,933	1,325,148
Ingredion, Inc.	2,762	373,450
Lancaster Colony Corp.	1,195	209,125
Vital Farms, Inc.(a)	13,177	401,503

		3,776,164

Gas Utilities — 1.4%
New Jersey Resources Corp.	70,895	3,478,109
ONE Gas, Inc.	13,032	985,089
Southwest Gas Holdings, Inc.	17,761	1,275,240
UGI Corp.	5,844	193,261

		5,931,699

Ground Transportation — 0.9%
Covenant Logistics Group, Inc., Class A	13,158	292,108
Lyft, Inc., Class A(a)	123,633	1,467,524

Security	Shares	Value

Ground Transportation (continued)
Saia, Inc.(a)	1,685	$588,789
XPO, Inc.(a)	12,204	1,312,906

		3,661,327

Health Care Equipment & Supplies — 1.4%
Accuray, Inc.(a)	28,286	50,632
Beta Bionics, Inc.(a)	9,730	119,095
Envista Holdings Corp.(a)	19,218	331,703
Globus Medical, Inc., Class A(a)	3,668	268,498
Haemonetics Corp.(a)	5,429	345,013
Inmode Ltd.(a)	20,498	363,634
Inogen, Inc.(a)	6	43
Inspire Medical Systems, Inc.(a)	4,069	648,110
iRadimed Corp.	4,459	234,008
LeMaitre Vascular, Inc.	14,642	1,228,464
LivaNova PLC(a)	2,413	94,783
Merit Medical Systems, Inc.(a)	9,648	1,019,890
Novocure Ltd.(a)	45,165	804,840
Omnicell, Inc.(a)	9,199	321,597

		5,830,310

Health Care Providers & Services — 3.1%
Acadia Healthcare Co., Inc.(a)	3,494	105,938
Alignment Healthcare, Inc.(a)	53,495	996,077
Ardent Health Partners, Inc.(a)	3,043	41,841
Brookdale Senior Living, Inc.(a)	11,206	70,150
Castle Biosciences, Inc.(a)	8,826	176,697
Clover Health Investments Corp., Class A(a)	12,216	43,855
CorVel Corp.(a)	483	54,081
Cross Country Healthcare, Inc.(a)	2,284	34,009
Encompass Health Corp.	18,231	1,846,436
Ensign Group, Inc. (The)	5,107	660,846
Guardant Health, Inc.(a)	10,757	458,248
Hims & Hers Health, Inc., Class A(a)	1,804	53,308
LifeStance Health Group, Inc.(a)	35,219	234,559
Privia Health Group, Inc.(a)	33,903	761,122
Progyny, Inc.(a)	21,861	488,375
RadNet, Inc.(a)	8,487	421,974
Select Medical Holdings Corp.	106,913	1,785,447
Surgery Partners, Inc.(a)	4,179	99,251
Tenet Healthcare Corp.(a)	10,824	1,455,828
Universal Health Services, Inc., Class B	15,642	2,939,132
Viemed Healthcare, Inc.(a)	22,694	165,212

		12,892,386

Health Care REITs — 0.5%
CareTrust REIT, Inc.	39,579	1,131,168
Omega Healthcare Investors, Inc.	7,069	269,188
Sabra Health Care REIT, Inc.	47,684	833,039

		2,233,395

Health Care Technology — 0.5%
Certara, Inc.(a)	11,631	115,147
Doximity, Inc., Class A(a)	23,883	1,385,930
Health Catalyst, Inc.(a)	27,539	124,752
Phreesia, Inc.(a)	15,657	400,193
Teladoc Health, Inc.(a)	8,026	63,887

		2,089,909

Hotel & Resort REITs — 0.7%
Chatham Lodging Trust	4,175	29,768
DiamondRock Hospitality Co.	59,613	460,212
Park Hotels & Resorts, Inc.	190,084	2,030,097
Pebblebrook Hotel Trust	8,435	85,447

6	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotel & Resort REITs (continued)
RLJ Lodging Trust	51,672	$407,692
Summit Hotel Properties, Inc.	6,893	37,291

		3,050,507

Hotels, Restaurants & Leisure — 2.3%
Brinker International, Inc.(a)	8,196	1,221,614
Caesars Entertainment, Inc.(a)	3,425	85,625
Dutch Bros, Inc., Class A(a)	7,234	446,627
Everi Holdings, Inc.(a)	3,336	45,603
Life Time Group Holdings, Inc.(a)	36,701	1,108,370
Lindblad Expeditions Holdings, Inc.(a)	21,962	203,588
Monarch Casino & Resort, Inc.	1,387	107,839
Norwegian Cruise Line Holdings Ltd.(a)	18,503	350,817
Planet Fitness, Inc., Class A(a)	5,417	523,336
PlayAGS, Inc.(a)	7,155	86,647
Rush Street Interactive, Inc., Class A(a)(b)	26,714	286,374
Shake Shack, Inc., Class A(a)	8,975	791,326
Texas Roadhouse, Inc.	13,060	2,176,188
Wingstop, Inc.	4,617	1,041,503
Wyndham Hotels & Resorts, Inc.	9,985	903,742

		9,379,199

Household Durables — 1.4%
Century Communities, Inc.	6,692	449,033
M/I Homes, Inc.(a)	12,000	1,370,160
Mohawk Industries, Inc.(a)	8,318	949,749
Newell Brands, Inc.	225,205	1,396,271
Taylor Morrison Home Corp., Class A(a)	1,017	61,061
Toll Brothers, Inc.	15,856	1,674,235
Tri Pointe Homes, Inc.(a)	2,307	73,640

		5,974,149

Household Products — 0.3%
Central Garden & Pet Co., Class A, NVS(a)	28,571	935,129
Spectrum Brands Holdings, Inc.	2,960	211,788
WD-40 Co.	211	51,484

		1,198,401

Industrial Conglomerates — 0.0%
Brookfield Business Corp., Class A	5,870	156,259

Industrial REITs — 1.6%
Americold Realty Trust, Inc.	86,034	1,846,290
First Industrial Realty Trust, Inc.	92,318	4,981,479

		6,827,769

Insurance — 4.2%
AMERISAFE, Inc.	25,217	1,325,153
CNO Financial Group, Inc.	7,244	301,713
Donegal Group, Inc., Class A	10,161	199,460
Fidelis Insurance Holdings Ltd.	4,918	79,672
First American Financial Corp.	6,755	443,331
Globe Life, Inc.	17,152	2,259,261
Hanover Insurance Group, Inc. (The)	9,164	1,594,078
Kinsale Capital Group, Inc.	2,318	1,128,194
NI Holdings, Inc.(a)	16,635	237,215
Oscar Health, Inc., Class A(a)	31,173	408,678
Palomar Holdings, Inc.(a)	3,276	449,074
Primerica, Inc.	1,581	449,842
Reinsurance Group of America, Inc.	12,098	2,382,096
Selective Insurance Group, Inc.	3,724	340,895
Stewart Information Services Corp.	16,996	1,212,665
Tiptree, Inc.	830	19,995
United Fire Group, Inc.	1,477	43,512

Security	Shares	Value

Insurance (continued)
Universal Insurance Holdings, Inc.	4,916	$116,509
Unum Group	52,540	4,279,908

		17,271,251

Interactive Media & Services — 0.9%
EverQuote, Inc., Class A(a)	27,567	721,980
Grindr, Inc.(a)	40,981	733,560
MediaAlpha, Inc., Class A(a)	22,704	209,785
Outbrain, Inc.(a)	18,304	68,274
QuinStreet, Inc.(a)	30,759	548,740
Shutterstock, Inc.	6,820	127,057
Taboola.com Ltd.(a)	75,682	223,262
Yelp, Inc.(a)	11,286	417,921
ZipRecruiter, Inc., Class A(a)	121,905	718,020

		3,768,599

Leisure Products — 0.6%
Hasbro, Inc.	23,937	1,471,886
Peloton Interactive, Inc., Class A(a)	12,495	78,969
YETI Holdings, Inc.(a)	33,452	1,107,261

		2,658,116

Life Sciences Tools & Services — 0.7%
Bio-Techne Corp.	4,158	243,784
Bruker Corp.	20,896	872,199
Charles River Laboratories International, Inc.(a)	1,121	168,733
Fortrea Holdings, Inc.(a)	3,843	29,015
Medpace Holdings, Inc.(a)	2,902	884,210
Personalis, Inc.(a)	66,198	232,355
QIAGEN NV	5,576	223,877
Repligen Corp.(a)	1,076	136,910
Seer, Inc., Class A(a)	48,602	82,137

		2,873,220

Machinery — 3.8%
Atmus Filtration Technologies, Inc.	18,222	669,294
Donaldson Co., Inc.	27,289	1,830,000
Energy Recovery, Inc.(a)	7,780	123,624
Federal Signal Corp.	7,106	522,646
Flowserve Corp.	88,050	4,300,362
ITT, Inc.	23,631	3,052,180
Mueller Industries, Inc.	1,321	100,581
Mueller Water Products, Inc., Class A	41,593	1,057,294
Oshkosh Corp.	11,190	1,052,755
Pentair PLC	12,566	1,099,274
Shyft Group, Inc. (The)	16,698	135,087
SPX Technologies, Inc.(a)	2,159	278,036
Tennant Co.	544	43,384
Watts Water Technologies, Inc., Class A	7,433	1,515,738

		15,780,255

Media — 0.6%
EW Scripps Co. (The), Class A(a)	20,350	60,236
Gray Media, Inc.	24,727	106,821
Liberty Broadband Corp., Class A(a)	1,191	101,235
New York Times Co. (The), Class A	32,162	1,595,235
Paramount Global, Class B, NVS	39,766	475,601
PubMatic, Inc., Class A(a)	17,291	158,040
Thryv Holdings, Inc.(a)	12,963	166,056

		2,663,224

Metals & Mining — 1.5%
Alcoa Corp.	27,099	826,519
Alpha Metallurgical Resources, Inc.(a)	7,206	902,551
Carpenter Technology Corp.	500	90,590
Century Aluminum Co.(a)	17,112	317,599

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) March 31, 2025	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Cleveland-Cliffs, Inc.(a)	230,517	$1,894,850
Coeur Mining, Inc.(a)	30,815	182,425
Compass Minerals International, Inc.	12,665	117,658
Kaiser Aluminum Corp.	5,019	304,252
Materion Corp.	3,377	275,563
Olympic Steel, Inc.	15,865	500,065
Piedmont Lithium, Inc.(a)	4,749	29,918
Radius Recycling, Inc., Class A	29,877	862,848
Ramaco Resources, Inc., Class A	7,495	61,684

		6,366,522

Multi-Utilities — 1.0%
NiSource, Inc.	80,312	3,219,708
Northwestern Energy Group, Inc.	15,123	875,168

		4,094,876

Office REITs — 0.0%
COPT Defense Properties	2,781	75,838

Oil, Gas & Consumable Fuels — 3.3%
Antero Resources Corp.(a)	36,746	1,486,008
California Resources Corp.	14,105	620,197
Chord Energy Corp.	8,958	1,009,746
Civitas Resources, Inc.	38,595	1,346,580
Clean Energy Fuels Corp.(a)	63,090	97,789
DT Midstream, Inc.	1,600	154,368
EQT Corp.	34,996	1,869,836
HF Sinclair Corp.	13,899	456,999
Matador Resources Co.	17,864	912,672
Murphy Oil Corp.	109,151	3,099,888
Ovintiv, Inc.	33,108	1,417,022
PBF Energy, Inc., Class A	11,222	214,228
REX American Resources Corp.(a)	3,687	138,521
Scorpio Tankers, Inc.	3,199	120,218
Texas Pacific Land Corp.	219	290,173
Viper Energy, Inc., Class A	7,424	335,194

		13,569,439

Paper & Forest Products — 0.4%
Louisiana-Pacific Corp.	18,163	1,670,633

Passenger Airlines — 0.5%
Alaska Air Group, Inc.(a)	6,481	318,995
American Airlines Group, Inc.(a)	29,594	312,216
Copa Holdings SA, Class A, NVS	832	76,927
SkyWest, Inc.(a)	13,311	1,162,982

		1,871,120

Personal Care Products — 0.9%
BellRing Brands, Inc.(a)	52,051	3,875,717

Pharmaceuticals — 2.1%
Amneal Pharmaceuticals, Inc., Class A(a)	8,617	72,210
Atea Pharmaceuticals, Inc.(a)	20,922	62,557
Corcept Therapeutics, Inc.(a)	27,826	3,178,286
Elanco Animal Health, Inc.(a)	39,224	411,852
Harmony Biosciences Holdings, Inc.(a)	11,546	383,212
Intra-Cellular Therapies, Inc.(a)	7,319	965,522
Jazz Pharmaceuticals PLC(a)	10,086	1,252,177
Phibro Animal Health Corp., Class A	3,599	76,875
Prestige Consumer Healthcare, Inc.(a)	16,903	1,453,151
Scilex Holding Co. (Acquired 01/09/23, cost $174,983)(a)(c)	3,339	827
Supernus Pharmaceuticals, Inc.(a)(b)	26,734	875,538

		8,732,207

Security	Shares	Value

Professional Services — 3.6%
CACI International, Inc., Class A(a)	4,311	$1,581,792
ExlService Holdings, Inc.(a)	89,271	4,214,484
Genpact Ltd.	17,351	874,143
IBEX Holdings Ltd.(a)	15,163	369,219
ICF International, Inc.	6,832	580,515
Insperity, Inc.	2,836	253,056
KBR, Inc.	2,978	148,334
ManpowerGroup, Inc.	77,361	4,477,655
Maximus, Inc.	2,132	145,381
Paylocity Holding Corp.(a)	2,490	466,477
Robert Half, Inc.	22,969	1,252,959
TriNet Group, Inc.	4,783	379,005
Willdan Group, Inc.(a)	7,947	323,602

		15,066,622

Real Estate Management & Development — 0.3%
Anywhere Real Estate, Inc.(a)	135,156	450,069
Jones Lang LaSalle, Inc.(a)	744	184,445
Kennedy-Wilson Holdings, Inc.	18,764	162,872
Real Brokerage, Inc. (The)(a)	9,179	37,267
St. Joe Co. (The)	3,693	173,386
Zillow Group, Inc., Class A(a)	3,288	219,836

		1,227,875

Residential REITs — 0.2%
Camden Property Trust	4,892	598,291
Clipper Realty, Inc.	18	69
NexPoint Residential Trust, Inc.	7,907	312,564

		910,924

Retail REITs — 2.3%
Brixmor Property Group, Inc.	169,754	4,506,969
Federal Realty Investment Trust	497	48,617
Kimco Realty Corp.	47,296	1,004,567
Kite Realty Group Trust	92,517	2,069,605
NETSTREIT Corp.	2,839	44,998
NNN REIT, Inc.	40,795	1,739,907
Tanger, Inc.	6,785	229,265

		9,643,928

Semiconductors & Semiconductor Equipment — 1.8%
Ambarella, Inc.(a)	8,619	433,794
Astera Labs, Inc.(a)	4,207	251,032
Credo Technology Group Holding Ltd.(a)	13,946	560,071
Diodes, Inc.(a)	765	33,025
Lattice Semiconductor Corp.(a)	2,739	143,661
MaxLinear, Inc.(a)	11,543	125,357
Onto Innovation, Inc.(a)	8,864	1,075,558
Power Integrations, Inc.	43,732	2,208,466
Rambus, Inc.(a)	6,686	346,168
Semtech Corp.(a)	1,381	47,506
SiTime Corp.(a)(b)	5,676	867,690
Synaptics, Inc.(a)	22,353	1,424,333

		7,516,661

Software — 5.4%
8x8, Inc.(a)	80,071	160,142
ACI Worldwide, Inc.(a)	37,142	2,032,039
Alarm.com Holdings, Inc.(a)	3,268	181,864
Asana, Inc., Class A(a)	15,206	221,551
Box, Inc., Class A(a)	40,103	1,237,579
Braze, Inc., Class A(a)	3,261	117,657
C3.ai, Inc., Class A(a)(b)	7,692	161,917
Clearwater Analytics Holdings, Inc., Class A(a)	32,046	858,833
Confluent, Inc., Class A(a)	50,903	1,193,166

8	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Dolby Laboratories, Inc., Class A	1,394	$111,952
DoubleVerify Holdings, Inc.(a)	42,154	563,599
Elastic NV(a)	23,177	2,065,071
Five9, Inc.(a)	15,213	413,033
Freshworks, Inc., Class A(a)	26,994	380,885
Gitlab, Inc., Class A(a)	22,115	1,039,405
Guidewire Software, Inc.(a)	3,395	636,087
JFrog Ltd.(a)	8,423	269,536
LiveRamp Holdings, Inc.(a)	27,535	719,765
Manhattan Associates, Inc.(a)	4,957	857,759
Nutanix, Inc., Class A(a)	15,386	1,074,097
Ooma, Inc.(a)	35,605	466,069
Qualys, Inc.(a)	10,375	1,306,524
Rapid7, Inc.(a)	1,305	34,596
RingCentral, Inc., Class A(a)	45,612	1,129,353
Rubrik, Inc., Class A(a)	1,155	70,432
SEMrush Holdings, Inc., Class A(a)	17,009	158,694
SentinelOne, Inc., Class A(a)	7,704	140,059
Tenable Holdings, Inc.(a)	28,436	994,691
Unity Software, Inc.(a)	37,497	734,566
Varonis Systems, Inc.(a)	25,860	1,046,037
Verint Systems, Inc.(a)	7,873	140,533
Workiva, Inc., Class A(a)	24,257	1,841,349
Zeta Global Holdings Corp., Class A(a)	16,141	218,872

		22,577,712

Specialized REITs — 1.8%
CubeSmart	50,119	2,140,582
Four Corners Property Trust, Inc.	3,452	99,072
Lamar Advertising Co., Class A	35,924	4,087,433
Rayonier, Inc.	45,444	1,266,979

		7,594,066

Specialty Retail — 3.6%
Abercrombie & Fitch Co., Class A(a)	8,336	636,620
Bath & Body Works, Inc.	29,430	892,318
Boot Barn Holdings, Inc.(a)	3,785	406,623
Carvana Co., Class A(a)	10,188	2,130,107
Chewy, Inc., Class A(a)	21,983	714,667
Five Below, Inc.(a)	11,608	869,729
Floor & Decor Holdings, Inc., Class A(a)	3,170	255,090
Foot Locker, Inc.(a)	6,299	88,816
Gap, Inc. (The)	27,109	558,716
Group 1 Automotive, Inc.	1,052	401,811
Lithia Motors, Inc., Class A	6,464	1,897,443
Murphy U.S.A., Inc.(b)	4,000	1,879,240
Penske Automotive Group, Inc.	2,323	334,466
Petco Health & Wellness Co., Inc.(a)	59,792	182,366
Revolve Group, Inc., Class A(a)	45,700	982,093
RH(a)	3,564	835,437
Upbound Group, Inc.	9,010	215,880
Urban Outfitters, Inc.(a)	9,377	491,355
Victoria’s Secret & Co.(a)	5,211	96,820
Warby Parker, Inc., Class A(a)	30,426	554,666
Wayfair, Inc., Class A(a)	6,637	212,583
Zumiez, Inc.(a)	22,177	330,215

		14,967,061

Technology Hardware, Storage & Peripherals — 0.2%
IonQ, Inc.(a)	3,172	70,006
Pure Storage, Inc., Class A(a)(b)	16,536	732,049

		802,055

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.5%
Deckers Outdoor Corp.(a)	8,162	$912,593
G-III Apparel Group Ltd.(a)	21,493	587,834
Ralph Lauren Corp., Class A	14,302	3,157,023
Skechers U.S.A., Inc., Class A(a)	17,771	1,009,037
VF Corp.	26,084	404,824

		6,071,311

Trading Companies & Distributors — 1.8%
Applied Industrial Technologies, Inc.	1,864	420,034
BlueLinx Holdings, Inc.(a)	3,125	234,312
Boise Cascade Co.	19,523	1,915,011
DNOW, Inc.(a)	62,890	1,074,161
FTAI Aviation Ltd.	5,625	624,544
Herc Holdings, Inc.	6,641	891,687
Watsco, Inc.	4,517	2,295,991

		7,455,740

Water Utilities — 0.1%
SJW Group	5,850	319,937

Total Common Stocks — 99.9% (Cost: $410,815,157)		415,516,963

Rights

Biotechnology — 0.0%
Poseida Therapeutics, Inc., CVR(a)	4,680	6,505

Consumer Staples Distribution & Retail — 0.0%
Akouos, Inc., CVR(a)(d)	2,192	—

Total Rights — 0.0% (Cost: $ —)		6,505

Total Long-Term Investments — 99.9% (Cost: $410,815,157)		415,523,468

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.50%(e)(f)(g)	5,058,901	5,061,431

BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.22%(e)(f)	3,391,091	3,391,091

Total Short-Term Securities — 2.1% (Cost: $8,452,355)		8,452,522

Total Investments — 102.0% (Cost: $419,267,512)		423,975,990

Liabilities in Excess of Other Assets — (2.0)%		(8,132,822)

Net Assets — 100.0%		$415,843,168

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $827, representing less than 0.05% of its net assets as of period end, and an original cost of $174,983.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2025	BlackRock Advantage SMID Cap Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,843,774	$1,218,882	(a)	$—		$(1,392)	$167	$5,061,431	5,058,901	$12,439	(b)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	3,738,002	—		(346,911	)(a)	—	—	3,391,091	3,391,091	206,036		—

						$(1,392)	$167	$8,452,522		$218,475		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	47	06/20/25	$4,764	$(64,089)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$64,089	$—	$—	$—	$64,089

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(491,736)	$—	$—	$—	$(491,736)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(191,983)	$—	$—	$—	$(191,983)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,557,281

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

10	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BlackRock Advantage SMID Cap Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$9,579,661	$—	$—	$9,579,661
Air Freight & Logistics	2,583,986	—	—	2,583,986
Automobile Components	3,466,720	—	—	3,466,720
Banks	22,817,881	—	—	22,817,881
Beverages	661,901	—	—	661,901
Biotechnology	22,657,094	—	—	22,657,094
Broadline Retail	1,538,193	—	—	1,538,193
Building Products	5,685,005	—	—	5,685,005
Capital Markets	19,709,855	—	—	19,709,855
Chemicals	4,887,302	—	—	4,887,302
Commercial Services & Supplies	1,880,065	—	—	1,880,065
Communications Equipment	2,764,022	—	—	2,764,022
Construction & Engineering	10,133,949	—	—	10,133,949
Consumer Finance	9,528,353	—	—	9,528,353
Consumer Staples Distribution & Retail	7,897,815	—	—	7,897,815
Containers & Packaging	9,795,976	—	—	9,795,976
Diversified Consumer Services	9,768,034	—	—	9,768,034
Diversified REITs	88,063	—	—	88,063
Diversified Telecommunication Services	158,159	—	—	158,159
Electric Utilities	1,766,177	—	—	1,766,177
Electrical Equipment	3,801,888	—	—	3,801,888
Electronic Equipment, Instruments & Components	8,743,185	—	—	8,743,185
Energy Equipment & Services	4,073,276	—	—	4,073,276
Entertainment	2,252,633	—	—	2,252,633
Financial Services	6,851,387	—	—	6,851,387
Food Products	3,776,164	—	—	3,776,164
Gas Utilities	5,931,699	—	—	5,931,699
Ground Transportation	3,661,327	—	—	3,661,327
Health Care Equipment & Supplies	5,830,310	—	—	5,830,310
Health Care Providers & Services	12,892,386	—	—	12,892,386
Health Care REITs	2,233,395	—	—	2,233,395
Health Care Technology	2,089,909	—	—	2,089,909
Hotel & Resort REITs	3,050,507	—	—	3,050,507
Hotels, Restaurants & Leisure	9,379,199	—	—	9,379,199
Household Durables	5,974,149	—	—	5,974,149
Household Products	1,198,401	—	—	1,198,401
Industrial Conglomerates	156,259	—	—	156,259
Industrial REITs	6,827,769	—	—	6,827,769
Insurance	17,271,251	—	—	17,271,251
Interactive Media & Services	3,768,599	—	—	3,768,599
Leisure Products	2,658,116	—	—	2,658,116
Life Sciences Tools & Services	2,873,220	—	—	2,873,220
Machinery	15,780,255	—	—	15,780,255
Media	2,663,224	—	—	2,663,224
Metals & Mining	6,366,522	—	—	6,366,522
Multi-Utilities	4,094,876	—	—	4,094,876
Office REITs	75,838	—	—	75,838
Oil, Gas & Consumable Fuels	13,569,439	—	—	13,569,439
Paper & Forest Products	1,670,633	—	—	1,670,633
Passenger Airlines	1,871,120	—	—	1,871,120
Personal Care Products	3,875,717	—	—	3,875,717
Pharmaceuticals	8,731,380	827	—	8,732,207
Professional Services	15,066,622	—	—	15,066,622

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2025	BlackRock Advantage SMID Cap Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Real Estate Management & Development	$1,227,875	$—	$—	$1,227,875
Residential REITs	910,924	—	—	910,924
Retail REITs	9,643,928	—	—	9,643,928
Semiconductors & Semiconductor Equipment	7,516,661	—	—	7,516,661
Software	22,577,712	—	—	22,577,712
Specialized REITs	7,594,066	—	—	7,594,066
Specialty Retail	14,967,061	—	—	14,967,061
Technology Hardware, Storage & Peripherals	802,055	—	—	802,055
Textiles, Apparel & Luxury Goods	6,071,311	—	—	6,071,311
Trading Companies & Distributors	7,455,740	—	—	7,455,740
Water Utilities	319,937	—	—	319,937
Rights	—	6,505	—	6,505

Short-Term Securities
Money Market Funds	8,452,522	—	—	8,452,522

	$423,968,658	$7,332	$—	$423,975,990

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(64,089)	$—	$—	$(64,089)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statement of Assets and Liabilities

March 31, 2025

BlackRock Advantage SMID Cap Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$415,523,468
Investments, at value — affiliated(c)	8,452,522
Cash	17,679
Cash pledged:
Futures contracts	311,000
Receivables:
Investments sold	2,254,614
Securities lending income — affiliated	871
Capital shares sold	1,051,796
Dividends — unaffiliated	350,238
Dividends — affiliated	15,592
From the Manager	13,588
Prepaid expenses	41,340

Total assets	428,032,708

LIABILITIES
Collateral on securities loaned	5,062,327
Payables:
Investments purchased	1,516,211
Administration fees	15,398
Capital shares redeemed	5,227,229
Investment advisory fees	92,109
Directors’ and Officer’s fees	3,263
Other accrued expenses	150,618
Professional fees	58,086
Service and distribution fees	45,942
Variation margin on futures contracts	18,357

Total liabilities	12,189,540

Commitments and contingent liabilities

NET ASSETS	$415,843,168

NET ASSETS CONSIST OF:
Paid-in capital	$399,585,781
Accumulated earnings	16,257,387

NET ASSETS	$415,843,168

(a) Investments, at cost — unaffiliated	$410,815,157
(b) Securities loaned, at value	$4,799,271
(c) Investments, at cost — affiliated	$8,452,355

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S	13

Statement of Assets and Liabilities (continued)

March 31, 2025

BlackRock Advantage SMID Cap Fund, Inc.

NET ASSET VALUE
Institutional
Net assets	$95,753,137

Shares outstanding	3,499,896

Net asset value	$27.36

Shares authorized	100 million

Par value	$0.10

Investor A
Net assets	$166,742,780

Shares outstanding	6,557,760

Net asset value	$25.43

Shares authorized	100 million

Par value	$0.10

Investor C
Net assets	$8,016,534

Shares outstanding	740,750

Net asset value	$10.82

Shares authorized	100 million

Par value	$0.10

Class K
Net assets	$139,472,054

Shares outstanding	5,100,250

Net asset value	$27.35

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$5,858,663

Shares outstanding	411,929

Net asset value	$14.22

Shares authorized	100 million

Par value	$0.10

See notes to financial statements.

14	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statement of Operations

Year Ended March 31, 2025

BlackRock Advantage SMID Cap Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$5,682,105
Dividends — affiliated	206,036
Securities lending income — affiliated — net	12,439
Foreign taxes withheld	(3,160)

Total investment income	5,897,420

EXPENSES
Investment advisory	2,166,871
Service and distribution — class specific	524,454
Transfer agent — class specific	351,051
Administration	184,184
Professional	140,592
Registration	89,932
Administration — class specific	86,683
Custodian	66,521
Accounting services	60,143
Printing and postage	46,670
Directors and Officer	10,236
Miscellaneous	30,058

Total expenses	3,757,395

Less:
Administration fees waived by the Manager — class specific	(86,683)
Fees waived and/or reimbursed by the Manager	(931,035)
Transfer agent fees waived and/or reimbursed — class specific	(202,123)

Total expenses after fees waived and/or reimbursed	2,537,554

Net investment income	3,359,866

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	36,264,526
Investments — affiliated	(1,392)
Futures contracts	(491,736)

35,771,398

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(53,774,670)
Investments — affiliated	167
Futures contracts	(191,983)
Foreign currency translations	(29)

(53,966,515)

Net realized and unrealized loss	(18,195,117)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,835,251)

See notes to financial statements.

S T A T E M E N T O F O P E R A T I O N S	15

Statements of Changes in Net Assets

	BlackRock Advantage SMID Cap Fund, Inc.

	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,359,866	$3,443,286
Net realized gain	35,771,398	17,884,874
Net change in unrealized appreciation (depreciation)	(53,966,515)	59,468,498

Net increase (decrease) in net assets resulting from operations	(14,835,251)	80,796,658

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,499,861)	(824,352)
Investor A	(2,432,443)	(1,571,047)
Investor C	(111,621)	(45,889)
Class K	(2,012,256)	(1,200,650)
Class R	(130,428)	(58,741)

Decrease in net assets resulting from distributions to shareholders	(6,186,609)	(3,700,679)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	14,280,161	1,873,069

NET ASSETS
Total increase (decrease) in net assets	(6,741,699)	78,969,048
Beginning of year	422,584,867	343,615,819

End of year	$415,843,168	$422,584,867

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc.

	Institutional

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$28.66	$23.51	$25.77	$36.31	$24.09

Net investment income(a)	0.26	0.26	0.26	0.23	0.33
Net realized and unrealized gain (loss)	(1.15)	5.14	(2.29)	0.38	13.54

Net increase (decrease) from investment operations	(0.89)	5.40	(2.03)	0.61	13.87

Distributions(b)
From net investment income	(0.23)	(0.25)	(0.23)	(0.41)	(0.28)
From net realized gain	(0.18)	—	—	(10.74)	(1.37)

Total distributions	(0.41)	(0.25)	(0.23)	(11.15)	(1.65)

Net asset value, end of year	$27.36	$28.66	$23.51	$25.77	$36.31

Total Return(c)
Based on net asset value	(3.26)%	23.15%	(7.86)%	1.46%	58.11%

Ratios to Average Net Assets(d)
Total expenses	0.77%	0.79%	0.79%	0.79%	0.86	%(e)

Total expenses after fees waived and/or reimbursed	0.48%	0.48%	0.48%	0.48%	0.48	%(e)

Net investment income	0.88%	1.04%	1.11%	0.82%	1.03	%(e)

Supplemental Data
Net assets, end of year (000)	$95,753	$97,832	$78,727	$91,738	$103,266

Portfolio turnover rate	115%	120%	125%	145%	208	%(f)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master Advantage SMID Cap LLC (the “Master LLC”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(f)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Investor A

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$26.68	$21.91	$24.05	$34.61	$23.02

Net investment income(a)	0.17	0.19	0.19	0.15	0.24
Net realized and unrealized gain (loss)	(1.06)	4.78	(2.14)	0.37	12.93

Net increase (decrease) from investment operations	(0.89)	4.97	(1.95)	0.52	13.17

Distributions(b)
From net investment income	(0.18)	(0.20)	(0.19)	(0.34)	(0.21)
From net realized gain	(0.18)	—	—	(10.74)	(1.37)

Total distributions	(0.36)	(0.20)	(0.19)	(11.08)	(1.58)

Net asset value, end of year	$25.43	$26.68	$21.91	$24.05	$34.61

Total Return(c)
Based on net asset value	(3.49)%	22.85%	(8.10)%	1.20%	57.69%

Ratios to Average Net Assets(d)
Total expenses	1.03%	1.05%	1.05%	1.04%	1.10	%(e)

Total expenses after fees waived and/or reimbursed	0.73%	0.73%	0.73%	0.73%	0.73	%(e)

Net investment income	0.63%	0.81%	0.86%	0.57%	0.78	%(e)

Supplemental Data
Net assets, end of year (000)	$166,743	$194,651	$181,709	$224,871	$259,637

Portfolio turnover rate	115%	120%	125%	145%	208	%(f)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(f)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

18	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Investor C

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$11.62	$9.70	$10.81	$21.55	$14.52

Net investment income (loss)(a)	(0.01)	0.00 (b)	0.01	(0.02)	0.02
Net realized and unrealized gain (loss)	(0.44)	2.10	(0.96)	0.29	8.11

Net increase (decrease) from investment operations	(0.45)	2.10	(0.95)	0.27	8.13

Distributions(c)
From net investment income	(0.17)	(0.18)	(0.16)	(0.27)	—
From net realized gain	(0.18)	—	—	(10.74)	(1.10)

Total distributions	(0.35)	(0.18)	(0.16)	(11.01)	(1.10)

Net asset value, end of year	$10.82	$11.62	$9.70	$10.81	$21.55

Total Return(d)
Based on net asset value	(4.23)%	21.91%	(8.78)%	0.42%	56.51%

Ratios to Average Net Assets(e)
Total expenses	1.89%	1.96%	1.90%	1.92%	1.92	%(f)

Total expenses after fees waived and/or reimbursed	1.48%	1.48%	1.48%	1.48%	1.48	%(f)

Net investment income (loss)	(0.11)%	0.05%	0.11%	(0.17)%	0.13	%(f)

Supplemental Data
Net assets, end of year (000)	$8,017	$3,056	$2,710	$3,866	$4,322

Portfolio turnover rate	115%	120%	125%	145%	208	%(g)

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(g)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Class K

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$28.64	$23.49	$25.75	$36.29	$24.08

Net investment income(a)	0.27	0.27	0.27	0.25	0.34
Net realized and unrealized gain (loss)	(1.14)	5.14	(2.29)	0.38	13.54

Net increase (decrease) from investment operations	(0.87)	5.41	(2.02)	0.63	13.88

Distributions(b)
From net investment income	(0.24)	(0.26)	(0.24)	(0.43)	(0.30)
From net realized gain	(0.18)	—	—	(10.74)	(1.37)

Total distributions	(0.42)	(0.26)	(0.24)	(11.17)	(1.67)

Net asset value, end of year	$27.35	$28.64	$23.49	$25.75	$36.29

Total Return(c)
Based on net asset value	(3.20)%	23.23%	(7.83)%	1.51%	58.16%

Ratios to Average Net Assets(d)
Total expenses	0.67%	0.67%	0.67%	0.67%	0.76	%(e)

Total expenses after fees waived and/or reimbursed	0.43%	0.43%	0.43%	0.43%	0.43	%(e)

Net investment income	0.93%	1.11%	1.14%	0.94%	1.08	%(e)

Supplemental Data
Net assets, end of year (000)	$139,472	$122,457	$76,595	$59,019	$2,372

Portfolio turnover rate	115%	120%	125%	145%	208	%(f)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(f)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

20	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Class R

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$15.11	$12.52	$13.87	$24.56	$16.66

Net investment income(a)	0.06	0.07	0.08	0.05	0.12
Net realized and unrealized gain (loss)	(0.59)	2.72	(1.24)	0.32	9.31

Net increase (decrease) from investment operations	(0.53)	2.79	(1.16)	0.37	9.43

Distributions(b)
From net investment income	(0.18)	(0.20)	(0.19)	(0.32)	(0.16)
From net realized gain	(0.18)	—	—	(10.74)	(1.37)

Total distributions	(0.36)	(0.20)	(0.19)	(11.06)	(1.53)

Net asset value, end of year	$14.22	$15.11	$12.52	$13.87	$24.56

Total Return(c)
Based on net asset value	(3.76)%	22.55%	(8.37)%	1.01%	57.23%

Ratios to Average Net Assets(d)
Total expenses	1.39%	1.42%	1.44%	1.43%	1.40	%(e)

Total expenses after fees waived and/or reimbursed	0.98%	0.98%	0.98%	0.98%	0.98	%(e)

Net investment income	0.38%	0.54%	0.61%	0.32%	0.56	%(e)

Supplemental Data
Net assets, end of year (000)	$5,859	$4,588	$3,875	$5,340	$5,879

Portfolio turnover rate	115%	120%	125%	145%	208	%(f)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(f)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor C Shares automatically convert to Investor A Shares after approximately eight years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2025, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

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Notes to Financial Statements (continued)

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statement of Operations.

Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

J.P. Morgan Securities LLC	$1,342,497	$(1,342,497)	$—		$—
Morgan Stanley	1,880,968	(1,880,968)	—		—
National Financial Services LLC	1,451,122	(1,451,122)	—		—
State Street Bank & Trust Co.	124,684	(124,684)	—		—

	$4,799,271	$(4,799,271)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

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Notes to Financial Statements (continued)

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.500%
$1 billion - $1.5 billion	0.475
Greater than $1.5 billion	0.450

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended March 31, 2025, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution — class specific	$462,497	$35,524	$26,433	$524,454

Administration: The Fund entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended March 31, 2025, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Administration — class specific	$20,388	$37,078	$712	$27,447	$1,058	$86,683

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Notes to Financial Statements (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2025, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended March 31, 2025, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$6,110	$4,739	$883	$266	$207	$12,205

For the year ended March 31, 2025, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent — class specific	$110,232	$209,138	$8,069	$11,689	$11,923	$351,051

Other Fees: For the year ended March 31, 2025, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $3,255.

For the year ended March 31, 2025, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$10,517
Investor C	112

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended March 31, 2025, the amount waived was $3,244.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended March 31, 2025, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Manager has agreed not to reduce or discontinue this contractual expense limitations through June 30, 2026, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended March 31, 2025, the Manager waived and/or reimbursed investment advisory fees of $927,791 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statement of Operations. For the year ended March 31, 2025, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Administration fees waived by the Manager — class specific	$20,388	$37,078	$712	$27,447	$1,058	$86,683
Transfer agent fees waived and/or reimbursed — class specific	59,252	115,693	6,231	11,689	9,258	202,123

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The

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Notes to Financial Statements (continued)

Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the money market fund will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds specified thresholds, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 84% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excluded collateral investment fees), and this amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended March 31, 2025, the Fund paid BIM $3,968 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund participated in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. Effective March 3, 2025, the Interfund Lending Program was not renewed but remains available for renewal in the future.

During the period ended March 3, 2025, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended March 31, 2025, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss

$ 12,730,963	$ 20,845,930	$ (2,342,265)

7.	PURCHASES AND SALES

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term securities, were $508,389,554 and $493,510,337, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Fund’s NAV.

The tax character of distributions paid was as follows:

	Year Ended 03/31/25	Year Ended 03/31/24

Ordinary income	$6,186,609	$3,700,679

As of March 31, 2025, the tax components of accumulated net earnings were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total

Advantage SMID Cap Fund, Inc.	$8,479,296	$4,698,983	$3,079,108	$16,257,387

(a)

The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

As of March 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$420,896,823

Gross unrealized appreciation	$42,777,278
Gross unrealized depreciation	(39,698,111)

Net unrealized appreciation (depreciation)	$3,079,167

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed. Prior to April 11, 2024, the aggregate commitment amount was $2.50 billion. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2025, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

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Notes to Financial Statements (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 03/31/25		Year Ended 03/31/24
Share Class	Shares	Amount	Shares	Amount

Institutional
Shares sold	810,871	$23,498,730	716,709	$18,268,156
Shares issued in reinvestment of distributions	42,934	1,341,264	29,542	732,455
Shares redeemed	(767,725)	(21,940,812)	(681,774)	(16,960,132)

	86,080	$2,899,182	64,477	$2,040,479

Investor A
Shares sold and automatic conversion of shares	270,979	$7,359,772	316,189	$7,231,878
Shares issued in reinvestment of distributions	76,154	2,212,280	62,170	1,435,495
Shares redeemed	(1,085,375)	(29,146,726)	(1,376,611)	(31,943,056)

	(738,242)	$(19,574,674)	(998,252)	$(23,275,683)

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

	Year Ended 03/31/25		Year Ended 03/31/24
Share Class	Shares	Amount	Shares	Amount

Investor C
Shares sold	601,531	$7,067,146	84,809	$856,725
Shares issued in reinvestment of distributions	9,007	111,601	4,544	45,805
Shares redeemed and automatic conversion of shares	(132,778)	(1,555,316)	(105,761)	(1,068,899)

	477,760	$5,623,431	(16,408)	$(166,369)

Class K
Shares sold	2,520,882	$72,604,420	2,022,976	$48,597,167
Shares issued in reinvestment of distributions	64,440	2,011,822	48,443	1,200,389
Shares redeemed	(1,760,851)	(51,006,706)	(1,056,395)	(26,465,464)

	824,471	$23,609,536	1,015,024	$23,332,092

Class R
Shares sold	180,162	$2,780,823	75,897	$1,028,821
Shares issued in reinvestment of distributions	8,021	130,421	4,487	58,737
Shares redeemed	(79,905)	(1,188,558)	(86,213)	(1,145,008)

	108,278	$1,722,686	(5,829)	$(57,450)

	758,347	$14,280,161	59,012	$1,873,069

12. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 10, 2025, the credit agreement was extended until April 2026 under substantially similar terms.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Advantage SMID Cap Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	31

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2025:

Fund Name	Qualified Dividend Income

BlackRock Advantage SMID Cap Fund, Inc.	$4,330,047

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2025:

Fund Name	Qualified Business Income

BlackRock Advantage SMID Cap Fund, Inc.	$807,534

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended March 31, 2025:

Fund Name	Federal Obligation Interest

BlackRock Advantage SMID Cap Fund, Inc.	$58,233

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Advantage SMID Cap Fund, Inc.	29.09%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2025:

Fund Name	Interest Dividends

BlackRock Advantage SMID Cap Fund, Inc.	$117,382

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2025:

Fund Name	Interest-Related Dividends

BlackRock Advantage SMID Cap Fund, Inc.	$117,382

The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal March 31, 2025:

Fund Name	Qualified Short-Term Capital Gains Dividends

BlackRock Advantage SMID Cap Fund, Inc.	$2,883,686

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Additional Information

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Directors, Officers, and Others

Compensation to the independent directors of the Fund is paid by the Fund.

General Information

Quarterly performance, shareholder reports, semi-annual and annual financial statements, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	33

Additional Information (continued)

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10001

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Manager and Administrator

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

CVR	Contingent Value Rights

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H E S E F I N A N C I A L S T A T E M E N T S	35

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage SMID Cap Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: May 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: May 22, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: May 22, 2025